Exhibit 99.2

FOURTH AMENDED AND RESTATED

SECURITY AGREEMENT

THIS FOURTH AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”) dated as of December 18, 2015 is by and among the parties identified as “Debtors” on the signature pages attached hereto and such other parties as may from time to time become Debtors hereunder (each a “Debtor” and collectively, the “Debtors”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the ratable benefit of the Secured Parties (defined below) and amends and restates that certain Third Amended and Restated Security Agreement, dated as of October 30, 2013 (as amended or otherwise modified prior to the date hereof (the “Existing Security Agreement”), among the Company (defined below), the debtors from time to time party thereto, and Bank of America, N.A., as administrative agent, which Existing Security Agreement amended and restated that certain Second Amended and Restated Security Agreement, dated as of August 2, 2011, among the Company, the debtors from time to time party thereto, and Bank of America, N.A., as administrative agent, which amended and restated that certain Amended and Restated Security Agreement, dated as of June 12, 2006, among the Company, the debtors from time to time party thereto, and Bank of America, N.A., as administrative agent, which amended and restated that certain Security Agreement, dated as of December 19, 2003, among the Company, the debtors from time to time party thereto, and Bank of America, N.A., as administrative agent.

RECITALS:

A. Quanta Services, Inc., a Delaware corporation (the “Company”), the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and an L/C Issuer have entered into that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

B. This Agreement is required under the terms of the Credit Agreement.

C. Each Debtor will derive substantial direct and indirect benefit from the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Unless otherwise defined herein, capitalized terms used herein and not otherwise defined have the same meaning given them in the Credit Agreement.

(b) The following terms shall have the meanings assigned thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof: Accession, Account, Chattel Paper, Commercial Tort Claim, Deposit Account, Document, Equipment, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Proceeds, Software, Supporting Obligation and Tangible Chattel Paper.

(c) As used herein, the following terms shall have the meaning set forth below:

“Cash Collateral” is defined in Section 2(i).

“Collateral” is defined in the last paragraph of Section 2.

“Collateral Proceeds” is defined in last paragraph of Section 2.

“Collateral Termination Date” means the first date on which no Loan or Credit Extension is outstanding under the Credit Agreement, the Commitments have been terminated, and no other Obligations under any Loan Document remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement).

“Copyright License” means any written agreement, naming any Debtor as licensor, granting any right under any Copyright.

“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.

“Excluded Items” is defined in the last paragraph of Section 2.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Debtor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States and all reissues and extensions thereof, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Secured Obligations” means, without duplication, (i) the Obligations, and (ii) all costs and expenses incurred in connection with enforcement and collection of the Secured Obligations described in the foregoing clause (i), including, without limitation, reasonable attorneys’ fees and disbursements.

“Secured Parties” means, collectively, the Lenders, the Swap Banks, the Treasury Management Banks and any other holder of the Secured Obligations, and “Secured Party” means any one of them.

“Trademark License” means any agreement, written or oral, providing for the grant by or to a Debtor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or otherwise and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code.

“Works” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

SECTION 2. Grant of Security Interest. Subject to the terms of this Agreement and to secure the Secured Obligations, each Debtor hereby pledges, assigns, grants, conveys and transfers to the Administrative Agent, for the benefit of the Secured Parties, a security interest in, and a right to set off against, any and all of its right, title and interest in, to and under the following, whether now owned, acquired or arising hereafter:

(a)	all Equipment, Goods and Inventory, and (whether or not included in such definitions) all tangible personal property, now owned or hereafter acquired by such Debtor, including, without limitation, (i) all research, storage or office equipment, computer hardware and software, machinery, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies, of every nature, wherever located, and (ii) all conditions, accessories and improvements to any equipment and all substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of any equipment, personal property or fixtures, together with all accessions thereto;

(b)	all Accounts, cash and currency, all Chattel Paper, those Commercial Tort Claims seeking damages in excess of $10,000,000, as identified on Schedule 2(b) attached hereto, all Documents, all Instruments, all Investment Property, all Letter of Credit Rights and all Supporting Obligations;

(c)	all rights of such Debtor under or arising out of present or future leases or contracts relating to any equipment;

(d)	all General Intangibles (including Deposit Accounts) and all rights of such Debtor in, to and under all Patents, Patent Licenses, Trademarks, Trademark Licenses, trade names, Copyrights, Copyright Licenses, Software, techniques, processes, formulas, know-how or other intellectual property, and licenses thereof;

(e)	all rights of such Debtor in, to and under all permits, authorizations, approvals, registrations, licenses, approvals, certificates of convenience or necessity, franchises, immunities, easements, consents, grants, ordinances or other rights granted by any Governmental Authority;

(f)	all rights of such Debtor in and to all books, records, writings, databases (electronic or otherwise), information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to, any of the foregoing;

(g)	all rights of such Debtor in, to or under (i) all sales orders, sales contracts, purchase orders, purchase contracts, operating agreements, management agreements, service agreements, development agreements, consulting agreements and leases, and (ii) all other contract rights, General Intangibles and, to the extent they can lawfully be conveyed or assigned, under express or implied warranties from providers of goods or services;

(h)	all rights of such Debtor in, to and under all products, Accessions, rents, issues, profits, returns, income and Proceeds of any and all Collateral and to the extent not otherwise included, all rights of such Debtor in, to and under all payments under insurance or any indemnity, warranty or guaranty payable by reason of any loss or damage to any Collateral or otherwise with respect to any of the Collateral; and

(i)	all rights of such Debtor in, to and under all moneys and securities deposited with the Administrative Agent pursuant to any term of this Agreement or any other Loan Document to be held by the Administrative Agent hereunder or thereunder (collectively “Cash Collateral”).

All of the foregoing property, whether now owned or hereafter acquired, other than the Excluded Items, is hereinafter collectively referred to as the “Collateral”; Collateral described in clauses (h) and (i) may be referred to herein as “Collateral Proceeds”. To have and to hold all and singular the Collateral by the Administrative Agent for the benefit of the Secured Parties, in trust for the benefit and security of the Administrative Agent for the benefit of the Secured Parties and for the uses and purposes, and subject to the terms and provisions, set forth in this Agreement and in the Credit Agreement. Any term of this Agreement to the contrary notwithstanding, the Collateral does not include any of the Excluded Items. The term “Excluded Items” means and includes (x) all properties or assets described above, whether now owned or hereafter arising or acquired by such Debtor, which by their terms or by reason of applicable Law would become void or voidable if a security interest therein were granted hereunder by such Debtor or which cannot be granted, conveyed, mortgaged, transferred or assigned by this Agreement or in which a security interest cannot effectively be granted hereunder, and (y) all Excluded Property.

SECTION 3. Representations and Warranties. Each Debtor represents and warrants to the Administrative Agent for the benefit of the Secured Parties, that so long as any of the Secured Obligations remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement) and until all of the Revolving Commitments have been terminated:

3.1 Title. Each of the Debtors owns or, with respect to Collateral acquired after the date hereof, the Debtors will own, legally and beneficially, the Collateral free and clear of any Lien, except for the security interest granted hereunder and Permitted Liens. Each of the Debtors has the unrestricted right to pledge the Collateral as contemplated hereby. No effective financing statement, mortgage, or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for (i) protective filings under true leases, (ii) filings filed in favor of the Administrative Agent for the benefit of the Secured Parties relating to this Agreement or the Existing Security Agreement, and (iii) filings, if any, with respect to Permitted Liens.

3.2 Organization and Authority. Neither the execution, delivery or performance by the Debtors of this Agreement nor compliance by them with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene any applicable provision of any Law or any order, writ, injunction or decree of any Governmental Authority or any arbitral award to which such Debtor is a party; or (ii) conflict with or result in any breach of any material Contractual Obligation to which such Debtor is a party or constitute a default under, or result in the creation of any Lien (other than pursuant to the Collateral Documents) upon any of the Property of any Debtor.

3.3 Location of any Debtors. As of the date hereof, (i) the state of organization, legal name, tax payer identification number and organizational identification number of each of the Debtors is set forth on Schedule 3.3(a) hereto and (ii) other than as set forth in Schedule 3.3(b) attached hereto and made a part hereof, no Debtor has been a party to a merger, consolidation or other change in structure or used any tradename in the prior five years.

3.4 Perfected Security Interest. This Agreement has been duly authorized, executed and delivered by each of the Debtors. This Agreement creates in favor of the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral which will be perfected upon the proper filing of financing statements under the UCC, to the extent such security interests can be perfected by such filings pursuant to the UCC, subject only to Permitted Liens.

3.5 No Consents. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the grant by any of the Debtors of the Liens granted hereby (excluding any notices required in connection with Liens against any accounts or accounts receivable from any governmental entity) or for the execution, delivery or performance of this Agreement by any of the Debtors, other than (i) the filing of financing statements as provided in Section 3.4 above, (ii) with respect to the assets associated with the regulated service of any Subsidiary licensed by the Federal Communications Commission or otherwise authorized by it to provide telecommunications service, the prior approval of the Federal Communications Commission may be required if the assets are transferred through foreclosure or otherwise, (iii) with respect to the assets of any Regulated Subsidiary, certain state public utility commission approvals may be required if the assets are transferred through foreclosure or otherwise and (iv) except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.

SECTION 4. Covenants. Each Debtor covenants and agrees that so long as any of the Secured Obligations remain unpaid or unsatisfied (other than any contingent indemnity obligations that, by their terms, survive the termination of the Credit Agreement) and until all of the Revolving Commitments have been terminated:

4.1 Encumbrances. Except as permitted by the Credit Agreement, none of the Debtors shall create, permit, or suffer to exist, and each of the Debtors shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of the Administrative Agent hereunder and except for Permitted Liens, and shall defend the Debtors’ rights in the Collateral and the Administrative Agent’s security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under the Administrative Agent or any obligee of the Secured Obligations).

4.2 Sale of Collateral. None of the Debtors shall sell, assign, or otherwise dispose of the Collateral or any part thereof except as permitted by the Credit Agreement.

4.3 Perfection of Security Interest. Each Debtor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary (i) to assure to the Administrative Agent the effectiveness and priority of its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule 4.3(a) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4.3(b) attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 4.3(c) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Debtor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Debtor without such Debtor’s signature thereon, and further each Debtor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Debtor’s attorney-in-fact with full power and for the limited purpose to sign and/or file in the name of such Debtor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated. Each Debtor hereby agrees that a photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Debtor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the Law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Debtor or any part thereof, or to any of the Secured Obligations, such Debtor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary to preserve, protect and enforce the security interests of the Administrative Agent granted hereunder under the Law of such other jurisdiction (and, if a Debtor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Debtor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of a Debtor’s agents and the Administrative Agent so requests, such Debtor agrees to notify such agents in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct them to hold all such Collateral for the account of the Secured Parties and subject to the Administrative Agent’s instructions.

4.4 Instruments/Tangible Chattel Paper/Documents. If any amount payable under and constituting Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, such Debtor shall (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Debtor at all times or, if requested by the Administrative Agent, is promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

4.5 Control. Such Debtor shall execute and deliver all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

4.6 Notification. Each of the Debtors shall promptly after it has knowledge thereof, notify the Administrative Agent of (i) any Lien upon or claim made or threatened against the Collateral other than Permitted Liens, (ii) any change in its name, state of incorporation or organization, its type of entity or its taxpayer identification number and (iii) a merger, consolidation or similar change in structure.

4.7 Commercial Tort Claims. Such Debtor shall:

(a) Promptly notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim before any Governmental Authority by or in favor of such Debtor or any of its Subsidiaries seeking damages in excess of $10,000,000.

(b) Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by Law, to create, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claim seeking damages in excess of $10,000,000.

4.8 Books and Records. Each of the Debtors shall mark its books and records to reflect the security interest of the Administrative Agent for the benefit of the Secured Parties.

4.9 Receipt after Default. If any Collateral is received by any of the Debtors during the continuance of an Event of Default, such Debtor shall pay over to the Administrative Agent all such Collateral on the day received, including the cash and checks endorsed by such Debtor evidencing the Collateral. None of the Debtors shall commingle the Collateral with any other funds, proceeds or monies of any of the Debtors, and shall keep such proceeds separate and apart from any other funds, proceeds or monies of any of the Debtors and shall hold the Collateral in trust for the Administrative Agent until same shall be paid over to the Administrative Agent as agreed to herein.

4.10 Insurance. Each of the Debtors shall, at their own expense (jointly and severally), maintain insurance with respect to the Collateral as required by the Credit Agreement. All insurance proceeds with respect to any of the Collateral shall be subject to the security interest of the Administrative Agent hereunder.

SECTION 5. Rights of the Administrative Agent and Debtors.

5.1 Power of Attorney. Each of the Debtors hereby irrevocably and with the power of substitution constitutes and appoints the Administrative Agent on behalf of the Secured Parties and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of such Debtor or in its own name, from time to time in the Administrative Agent’s discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of such Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable Laws, without notice to or the consent of the Debtor:

(a)	to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

(b)	to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

(c)

(i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (ix) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Debtors’ expense (jointly and severally), at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent’s security interest; (x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the Secured Parties or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Section 6.2 hereof.

This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or Law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

5.2 Performance by the Administrative Agent of the Debtors’ Secured Obligations. On failure of any Debtor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, upon notice to the Debtors, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may reasonably make for the protection of the security hereof or that it may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Debtors on a joint and several basis (subject to Section 7.16 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Debtor, and no such advance or expenditure therefor, shall relieve the Debtors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Debtor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

5.3 The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Debtors shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as any of the Debtors may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by such Debtor, and no refusal by the Administrative Agent to comply with any such request by such Debtor, shall of itself be deemed to be a failure to exercise reasonable care.

5.4 Rights of Debtors; Debtors Remain Liable.

(a) Any term of this Agreement to the contrary notwithstanding, until written notice shall be given to any of the Debtors that the Administrative Agent is exercising its rights under this Section 5, such Debtor shall have the right, subject to the prohibitions contained in the Credit Agreement to possess, retain, enjoy and use the Collateral, to give consents, waivers or notifications with respect to the Collateral, to exercise its rights, powers and privileges under the Collateral, to agree to any modification of any of the terms of the Collateral, to dispose of any of the Collateral (it being agreed that the Lien of this Agreement shall attach to the proceeds thereof), and otherwise to act with respect to the Collateral in the ordinary course of business, in each case other than with respect to any Cash Collateral held by the Administrative Agent.

(b) Anything herein to the contrary notwithstanding, (i) each of the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto), to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release any of the Debtors from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, in each case, solely by reason of this Agreement.

SECTION 6. Events of Default and Remedies.

6.1 Events of Default. The Debtors shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in the Credit Agreement (an “Event of Default”).

6.2 Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, the Administrative Agent shall have the following rights and remedies to the extent not prohibited by applicable Laws:

(a)

In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral. Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Debtors, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or (iii) bid and become a purchaser at any such sale free of any right or equity of redemption in any of the Debtors, which right or equity is hereby expressly waived and released by all of the Debtors. Upon the request of the Administrative Agent, any of the Debtors shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Debtor and the Administrative Agent. Each of the Debtors agrees that the Administrative Agent shall not be obligated to give more than ten (10) days’ prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Each of the Debtors shall be liable, jointly and severally, for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys’ fees and other reasonable expenses incurred by the Administrative Agent in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent’s rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Secured Obligations secured by this Agreement. The Administrative Agent may apply the Collateral against the Secured Obligations then due and payable in such order and manner as it shall elect in its sole discretion. Each of the Debtors shall remain liable for any deficiency (subject to Section 7.16 hereof) together with interest thereon at the Default Rate if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations. Each of the Debtors waives all rights of marshaling in respect of the Collateral.

(b)	The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent’s nominee or nominees (in each case as pledgee hereunder).

6.3 Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Debtors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Debtors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

6.4 Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by Law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or Law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the holders of the Secured Obligations may have.

6.5 Retention of Collateral. To the extent permitted under applicable Law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

6.6 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement.

SECTION 7. Miscellaneous.

7.1 No Waiver, Cumulative Remedies. No failure on the part of the Administrative Agent on behalf of the Secured Parties to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. To the fullest extent permitted by applicable Laws, the rights, powers, privilege and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by Law. The Administrative Agent may exercise any right, power, privilege or remedy under this Agreement or under applicable Law against any Debtor without enforcing any rights, powers, privileges or remedies against any other Debtor under this Agreement or otherwise, each of the Debtors expressly waiving any rights or requirements that the Administrative Agent or any Lender first enforce any right, power, privilege or remedy against the Company, any other Debtor or any other Collateral for the Secured Obligations.

7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Administrative Agent and their respective successors, and assigns, except that none of the Debtors may assign any of its rights or obligations under this Agreement without the prior written consent of the Required Lenders under the Credit Agreement except to the extent permitted by the Credit Agreement. To the fullest extent permitted by Law, each Debtor hereby releases the Administrative Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.

7.3 Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

7.4 Governing Law; Submission to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

7.5 Waiver of Right to Trial by Jury.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

7.8 Amendments and Waivers. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11 Construction. The Debtors and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Administrative Agent.

7.12 Secured Obligations Absolute. The obligations of the Debtors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right remedy, power, or privilege in respect of the Secured Obligations.

7.13 Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and the Administrative Agent, at the request and expense of each Debtor, forthwith will execute and deliver to such Debtor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty), such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Credit Agreement. Upon such release and redelivery, this Agreement shall terminate.

7.14 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

7.15 Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by a Debtor), or by a guarantee, endorsement or property of any other Person in favor of the Administrative Agent on behalf of the Secured Parties, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

7.16 Joint and Several Obligations of Debtors.

(a) Each of the Debtors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Debtors and in consideration of the undertakings of each of the Debtors to accept joint and several liability for the obligations of each of them.

(b) Each of the Debtors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Debtors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Debtors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state Law.

(d) Each of the Debtors agree, among themselves, that the provisions of Sections 4.06 and 4.08 of the Credit Agreement apply to any liabilities hereunder.

[Signatures on immediately following pages]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE V (US), LLP, a Delaware limited liability partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

1 DIAMOND, LLC
AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
ENERGY CONSTRUCTION SERVICES, INC.
FIVE POINTS CONSTRUCTION CO.
HARGRAVE POWER, INC.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INFRASOURCE TRANSMISSION SERVICES COMPANY
INFRASOURCE UNDERGROUND CONSTRUCTION, INC.
INFRASOURCE UNDERGROUND SERVICES CANADA, INC.
INLINE DEVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
J.C.R. CONSTRUCTION CO., INC.
JET TANK SERVICE, LLC
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC

Quanta Services, Inc.

Fourth Amended and Restated Security Agreement

MANUEL BROS., INC.
MEARS CONSTRUCTION, LLC
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
MERCER SOFTWARE SOLUTIONS, LLC
MICROLINE TECHNOLOGY CORPORATION
M. J. ELECTRIC, LLC
NORTH SKY ENGINEERING, INC.
NORTHSTAR ENERGY SERVICES, INC.
NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
POWERSTREAM, LLC
PRICE GREGORY CONSTRUCTION, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
PWR FINANCIAL COMPANY
PWR NETWORK, LLC
QPS ENGINEERING, LLC
QSI FINANCE I (US), INC.
QSI, INC.
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA DELAWARE, INC.
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGY SERVICES, LLC QUANTA FIELD SERVICES, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA HOLDINGS 1 GP, LLC
QUANTA INTERNATIONAL SERVICES, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC. QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA-POTELCO ELECTRICAL UTILITIES, LLC
QUANTA POWER GENERATION, INC.
QUANTA POWER, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA TECHNOLOGY, LLC
QUANTA UTILITY INSTALLATION COMPANY, INC.

Quanta Services, Inc.

Fourth Amended and Restated Security Agreement

REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE RYAN COMPANY, INC.
TOM ALLEN CONSTRUCTION COMPANY
TOTAL QUALITY MANAGEMENT SERVICES, LLC
UNDERGROUND CONSTRUCTION CO., INC.
UTILIMAP CORPORATION
UTILITY LINE MANAGEMENT SERVICES, INC.
VCS SUB, INC.
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

Quanta Services, Inc.

Fourth Amended and Restated Security Agreement

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA RECEIVABLES, LP

By:	PWR Network, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

Quanta Services, Inc.

Fourth Amended and Restated Security Agreement

Accepted and agreed to as of the date first above written.

Bank of America, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Vice President

Quanta Services, Inc.

Fourth Amended and Restated Security Agreement

SCHEDULE 2.1(b)

COMMERCIAL TORT CLAIMS

None.

Schedule 2.1(b) – Page 1

SCHEDULE 3.3(a)

STATE OF ORGANIZATION, TAX PAYER IDENTIFICATION NUMBER AND ORGANIZATIONAL IDENTIFICATION NUMBER

DEBTOR	DEBTOR’S STATE OF ORGANIZATION	DEBTOR’S TAXPAYER ID NUMBER	DEBTOR’S ORGANIZATIONAL ID NUMBER
1 Diamond, LLC	Delaware	80-0960938	DE-5420095

American International Maritime Logistics, LLC	Texas	45-3082526	TX-801385710

Arnett & Burgess Pipeliners (Rockies) LLC	Delaware	47-5419309	DE-5856529

Brent Woodward, Inc.	Oregon	93-1096658	OR-112071-98

Brink Constructors, Inc.	South Dakota	20-2920533	SD-DB049789

CAN-FER Utility Services, LLC	Delaware	76-0589263	DE-2958377

Conam Construction Co.	Texas	75-1984829	TX-72277800

Conti Communications, Inc.	Delaware	76-0644273	DE-3233259

Croce Electric Company, Inc.	Delaware	76-0605518	DE-3051556

Crux Subsurface, Inc.	Delaware	76-0644263	DE-3233310

Dacon Corporation	Delaware	20-3699950	DE-4027988

Dashiell Corporation	Delaware	20-3699713	DE-4020443

Digco Utility Construction, L.P.	Delaware	76-0612176	DE-3074649

Energy Construction Services, Inc.	Delaware	27-4914829	DE-4939366

Five Points Construction Co.	Texas	94-2738636	TX-554558-00

Hargrave Power, Inc.	Delaware	76-0612175	DE-3074650

H. L. Chapman Pipeline Construction, Inc.	Delaware	76-0598341	DE-3011774

InfraSource Construction, LLC	Delaware	04-3633384	DE-3489093

InfraSource Field Services, LLC	Delaware	27-1426720	DE-4760602

InfraSource Installation, LLC	Delaware	41-1625874	DE-3929347

InfraSource, LLC	Delaware	20-5703765	DE-4231842

InfraSource Services, LLC	Delaware	30-0743355	DE-3664688

Schedule 3.3(a) – Page 1

DEBTOR	DEBTOR’S STATE OF ORGANIZATION	DEBTOR’S TAXPAYER ID NUMBER	DEBTOR’S ORGANIZATIONAL ID NUMBER
InfraSource Transmission Services Company	Arizona	86-0787875	AZ-0715542-4

InfraSource Underground Construction, Inc.	Delaware	51-0324281	DE-2217447

InfraSource Underground Services Canada, Inc.	Delaware	20-3676436	DE-4049189

Inline Devices, LLC	Texas	27-0826545	TX-801158863

Intermountain Electric, Inc.	Colorado	84-0906573	CO-19871509304

IonEarth, LLC	Michigan	20-4902572	MI-D0311G

Irby Construction Company	Mississippi	64-0902002	MS-1015306

Island Mechanical Corporation	Hawaii	99-0299930	HI-89578 D1

J.C.R. Construction Co., Inc.	New Hampshire	02-0392585	NH-87562

JET Tank Service, LLC	Oklahoma	45-4433588	OK-3512344588

J.W. Didado Electric, LLC	Delaware	47-3297963	DE-5698085

Lazy Q Ranch, LLC	Delaware	32-0403880	DE-5284767

Lindsey Electric, L.P.	Texas	02-0557008	TX-800040857

Manuel Bros., Inc.	Delaware	76-0577087	DE-2923002

Mears Construction, LLC	Georgia	58-1696154	GA-0518334

Mears Group, Inc.	Delaware	76-0612167	DE-3074660

Mejia Personnel Services, Inc.	Texas	75-2575734	TX-1339640

Mercer Software Solutions, LLC	Texas	45-3082618	TX-801469661

Microline Technology Corporation	Michigan	38-3287113	MI-383967

M.J. Electric, LLC	Delaware	20-5565796	DE-4221192

North Houston Pole Line, L.P.	Texas	74-1675857	TX-800040732

North Sky Engineering, Inc.	Delaware	76-0644258	DE-323306

NorthStar Energy Services, Inc.	North Carolina	56-0861169	NC-14630

Nova Equipment Leasing, LLC	Washington	46-1148445	WA-603231810

Nova Group, Inc.	California	94-1395150	CA-CO338417

Schedule 3.3(a) – Page 2

DEBTOR	DEBTOR’S STATE OF ORGANIZATION	DEBTOR’S TAXPAYER ID NUMBER	DEBTOR’S ORGANIZATIONAL ID NUMBER
Nova NextGen Solutions, LLC	Delaware	27-1243294	DE-4749187

PAR Electrical Contractors, Inc.	Missouri	44-0591890	MO-83692

Performance Energy Services, L.L.C.	Louisiana	72-1477905	LA-34959066K

Phoenix Power Group, Inc.	Delaware	45-4066382	DE-5080591

Potelco, Inc.	Washington	91-0784248	WA-278 047 572

POWERSTREAM, LLC	Delaware	38-3924880	DE-5486207

Price Gregory Construction, Inc.	Delaware	76-0554270	DE-2814481

Price Gregory International, Inc.	Delaware	73-1103884	DE-0899089

Price Gregory Services, LLC	Delaware	27-0843412	DE-4725386

Probst Electric Inc.	Utah	56-2477123	UT-5716082-0142

PWR Financial Company	Delaware	76-0700118	DE-3473374

PWR Network, LLC	Delaware	42-1657889	DE-3474134

QPS Engineering, LLC	Delaware	27-1803910	DE-478492

QSI Finance I (US), Inc.	Delaware	76-0644265	DE-3233302

QSI Finance V (US), LLP	Delaware	45-3939252	DE-5053617

QSI, Inc.	Delaware	76-0574731	DE-2911792

Quanta Asset Management LLC	Delaware	26-0047771	DE-3471361

Quanta Associates, L.P.	Texas	73-1628097	TX-800040556

Quanta Capital Solutions, Inc.	Delaware	76-0644262	DE-3233400

Quanta Delaware, Inc.	Delaware	51-6508285	DE-2914990

Quanta Electric Power Services, LLC	Delaware	46-1225848	DE-5212232

Quanta Energy Services, LLC	Delaware	46-1255956	DE-5212233

Quanta Field Services, LLC	Delaware	90-1021748	DE-5418606

Quanta Government Services, Inc.	Delaware	76-0605504	DE-3051571

Quanta Government Solutions, Inc.	Delaware	76-0612166	DE-3074669

Schedule 3.3(a) – Page 3

DEBTOR	DEBTOR’S STATE OF ORGANIZATION	DEBTOR’S TAXPAYER ID NUMBER	DEBTOR’S ORGANIZATIONAL ID NUMBER
Quanta Holdings 1 GP, LLC	Delaware	75-2974883	DE-3471430

Quanta International Services, Inc.	Delaware	76-0612164	DE-3074663

Quanta LXVII Acquisition, Inc.	Delaware	76-0644266	DE-3233326

Quanta LXVIII Acquisition, Inc.	Delaware	76-0644255	DE-3233335

Quanta LXIX Acquisition, Inc.	Delaware	76-0644257	DE-3233334

Quanta LXX Acquisition, Inc.	Delaware	76-0644269	DE-3233337

Quanta LXXI Acquisition, Inc.	Delaware	76-0644259	DE-3233344

Quanta LXXII Acquisition, Inc.	Delaware	76-0644264	DE-3233341

Quanta LXXIII Acquisition, Inc.	Delaware	76-0644261	DE-3233347

Quanta Marine Services, LLC	Delaware	80-0914339	DE-5306835

Quanta Pipeline Services, Inc.	Delaware	76-0644271	DE-3233298

Quanta-Potelco Electrical Utilities, LLC	Delaware	47-4072819	DE-5752153

Quanta Power Generation, Inc.	Delaware	26-2274603	DE-4518473

Quanta Power, Inc.	Delaware	76-0644272	DE-3233297

Quanta Receivables, LP	Delaware	76-0700119	DE-3474142

Quanta Services Contracting, Inc.	Delaware	76-0612165	DE-3074664

Quanta Services, Inc.	Delaware	74-2851603	DE-2786882

Quanta Services Management Partnership, L.P.	Texas	76-0574732	TX-110116-10

Quanta Technology, LLC	Delaware	56-2677058	DE-4428105

Quanta Utility Installation Company, Inc.	Delaware	76-0592449	DE-2987930

Realtime Engineers, Inc.	Delaware	20-8582634	DE-4311704

Realtime Utility Engineers, Inc.	Wisconsin	39-1785233	WI-R029685

RMS Holdings, LLC	Delaware	37-1705609	DE-5232549

Road Bore Corporation	Hawaii	99-0324289	HI-101788 D1

Service Electric Company	Delaware	76-0589264	DE-2958382

Schedule 3.3(a) – Page 4

DEBTOR	DEBTOR’S STATE OF ORGANIZATION	DEBTOR’S TAXPAYER ID NUMBER	DEBTOR’S ORGANIZATIONAL ID NUMBER
Southwest Trenching Company, Inc.	Texas	76-0106600	TX-706733

Summit Line Construction, Inc.	Utah	27-1618499	UT-7432938-0142

Sumter Utilities, Inc.	Delaware	76-0577089	DE-2921852

T. G. Mercer Consulting Services, Inc.	Texas	71-0679572	TX-110305100

The Ryan Company, Inc.	Massachusetts	04-2387367	MA-704294

Tom Allen Construction Company	Delaware	76-0589277	DE-2958406

Total Quality Management Services, LLC	Delaware	48-1278515	DE-3562559

Underground Construction Co., Inc.	Delaware	76-0575471	DE-2915129

Utilimap Corporation	Missouri	43-1939873	MO-00500862

Utility Line Management Services, Inc.	Delaware	76-0612162	DE-3074670

VCS Sub, Inc.	California	68-0248659	CA-1686969

Winco, Inc.	Oregon	93-1077101	OR-283127-83

Schedule 3.3(a) – Page 5

SCHEDULE 3.3(b)

DEBTORS, TRADE NAMES, FORMER NAMES AND COMPANIES MERGED INTO OR ACQUIRED BY DEBTORS

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
1 DIAMOND, LLC

AMERICAN INTERNATIONAL MARITIME LOGISTICS, LLC

ARNETT & BURGESS PIPELINERS (ROCKIES) LLC

BRENT WOODWARD, INC.

BRINK CONSTRUCTORS, INC.	Brink Constructors

CAN-FER UTILITY SERVICES, LLC	Quanta Utility Services, LLC	Quanta Utility Services, LLC	CAN-FER Construction Company

CONAM CONSTRUCTION CO.

CONTI COMMUNICATIONS, INC.		Quanta LIX Acquisition, Inc. Quanta Wireless Solutions, Inc.

CROCE ELECTRIC COMPANY, INC.	Croce Electric Company

CRUX SUBSURFACE, INC.		Quanta LXV Acquisition, Inc.

DACON CORPORATION		Dacon GP LLC InfraSource Dacon, LLC Dacon, LLC (formerly a Delaware limited liability company 2009)	Dacon Ltd (merged into InfraSource Dacon, LLC) Dacon California, Inc.

Schedule 3.3(b) – Page 1

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
DASHIELL CORPORATION	Dacon Corporation Dashiell (DE) Corporation Dashiell (DE), LLC Dashiell, Limited Liability Company	InfraSource Dashiell, LLC Dashiell (DE), LLC Dashiell, LLC (formerly a Delaware limited liability company 2009)	Dashiell Ltd and InfraSource Texas Holdings LP, LLC (merged into InfraSource Dashiell, LLC) Dashiell California, Inc.

DIGCO UTILITY CONSTRUCTION, L.P.	Brown Engineering Ranger Field Services Digco Utility Construction Limited Partnership

ENERGY CONSTRUCTION SERVICES, INC.

FIVE POINTS CONSTRUCTION CO.

HARGRAVE POWER, INC.	De Southwest Pipeline Construction, Inc.	Quanta Utility Services – Gulf States, Inc. Southeast Pipeline Construction, Inc.

H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.	DB Utilities Chapman Pipeline Construction, Inc., H.L. Sullivan Welding		Austin Trencher, Inc.

Schedule 3.3(b) – Page 2

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
INFRASOURCE CONSTRUCTION, LLC	IUC Illinois, LLC IUC Missouri, LLC IUC Montana, LLC IUC Nebraska, LLC IUC North Dakota, LLC IUC Washington, LLC IUS Underground, LLC IUS Wisconsin, LLC Trans Tech Electric QS Mats	InfraSource Underground Construction, LLC

S.K.S. Pipeliners, LLC (merged into Arby Construction, Inc.)

Arby Construction, Inc.

InfraSource Power, LLC (merged into InfraSource Underground Construction, LLC)

Quanta Underground Services, Inc. (merged into InfraSource Underground Construction, LLC)

Trans Tech Electric, L.P. (merged into InfraSource Underground Construction, LLC)

TTGP, Inc. (merged into InfraSource Underground Construction, LLC)

INFRASOURCE FIELD SERVICES, LLC

INFRASOURCE INSTALLATION, LLC		InfraSource Underground Installation, LLC

INFRASOURCE, LLC	IUS Underground, LLC	InfraSource Underground Services, LLC

InfraSource Underground Services, Inc. (merged into InfraSource Underground Services, LLC)

OSP Consultants, Inc. (merged into InfraSource Underground Services, LLC)

Mechanical Specialties, Incorporated

INFRASOURCE SERVICES, LLC

Schedule 3.3(b) – Page 3

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
INFRASOURCE TRANSMISSION SERVICES COMPANY			Dashiell Holdings Corporation InfraSource-Maslonka, LLC InfraSource Maslonka CA, Inc. InfraSource Power California, Inc.

INFRASOURCE UNDERGROUND CONSTRUCTION, INC.	IUC Michigan, Inc. IUC Texas, Inc.

INFRASOURCE UNDERGROUND SERVICES CANADA, INC.

INLINE DEVICES, LLC

INTERMOUNTAIN ELECTRIC, INC.	Colorado IM Electric Grand Electric IME IM Electric, Inc.

IONEARTH, LLC

IRBY CONSTRUCTION COMPANY	Irby Construction Company, Inc.		Okay Construction Company, LLC

ISLAND MECHANICAL CORPORATION

J.C.R. CONSTRUCTION CO., INC.

JET TANK SERVICE, LLC

J.W. DIDADO ELECTRIC, LLC

LAZY Q RANCH, LLC	(DE) LAZY Q RANCH, LLC

LINDSEY ELECTRIC, L.P.

Schedule 3.3(b) – Page 4

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
MANUEL BROS., INC.	Renaissance Construction Western Directional

MEARS CONSTRUCTION, LLC	IUC ILLINOIS, LLC	InfraSource Construction Services, LLC InfraSource Underground Construction Services, LLC	TTM, Inc. (merged into InfraSource Underground Construction Services, LLC) InfraSource Concrete & Paving Services, LLC (merged into InfraSource Underground Construction Services, LLC)

MEARS GROUP, INC.	DE Mears Group DE Mears Group, Inc.		Mears Engineering/ LLC Mears/HDD, LLC Mears Services LLC

MEJIA PERSONNEL SERVICES, INC.

MERCER SOFTWARE SOLUTIONS, LLC	Mercer Technical Services

MICROLINE TECHNOLOGY CORPORATION

M.J. ELECTRIC, LLC	M.J. Electric, LLC Iron Mountain M.J. Electric Iron Mountain Iron Mountain M.J. Electric, LLC Great Lakes Line Builders		M.J. Electric, Inc. (merged into M.J. Electric, LLC) Great Lakes Line Builders, Inc. Great Lakes Line Builders Trucking, LLC

Schedule 3.3(b) – Page 5

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
NORTH HOUSTON POLE LINE, L.P.	North Houston Pole Line Corp. Quanta Foundation Services Quanta Foundation Services, Limited Partnership

NORTH SKY ENGINEERING, INC.		Quanta LXIV Acquisition, Inc.

NORTHSTAR ENERGY SERVICES, INC. (NORTH CAROLINA)	Bradford Brothers, Inc. BBI Bradford Brothers, Incorporated Quanta Underground Quanta Underground Services Quanta Underground Services, Inc. NC Northstar Energy Services, Inc.	InfraSource Pipeline Facilities, Inc. Bradford Brothers Incorporation

NOVA EQUIPMENT LEASING, LLC

NOVA GROUP, INC.	NGI Construction, Inc. NGI Construction	Altermatt-Action Ventures, Inc. Altermatt Fedrick, Inc. Novato Construction Col Inc.

NOVA NEXTGEN SOLUTIONS, LLC

Schedule 3.3(b) – Page 6

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
PAR ELECTRICAL CONTRACTORS, INC.

Computapole

Didado Utility Company, Inc.

J.W. Didado Electric, Inc.

Longfellow Drilling

Longfellow Drilling, Inc.

Par Infrared Consultants

Riggin & Diggin Line Construction

Seaward

Seaward Corporation

Union Power Construction Company

J.W. Didado Electric, Inc.

J.W. Didado Electric

Southwestern Communications, Inc. (merged into R.A. Waffensmith & Co., Inc.)

Longfellow Drilling, Inc.

R. A. Waffensmith & Co., Inc.

Network Electric Company

Union Power Construction Company

Didado Enterprises, Inc., A.G. Associates, Inc., J. W. Didado Electric, Inc., Didado Utility Company, Inc. (merged into PAR Electrical Contractors, Inc.)

PERFORMANCE ENERGY SERVICES, L.L.C.

PHOENIX POWER GROUP, INC.

POTELCO, INC.	Kingston Constructors Kuenzi Construction NorAm Telecommunications Potelco Incorporated

POWERSTREAM, LLC

Schedule 3.3(b) – Page 7

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
PRICE GREGORY CONSTRUCTION, INC.		Gregory & Cook Construction, Inc.	QUS, LLC (reverse merger into with Price Gregory Construction, Inc.)

PRICE GREGORY INTERNATIONAL, INC.		H. C. Price Co.	H. C. Price Co. (AK)(merged into H. C. Price Co. (DE))

PRICE GREGORY SERVICES, LLC		Quanta Sub, LLC

PROBST ELECTRIC INC.	Probst Construction, Inc.	Probst Construction, Inc.

PWR FINANCIAL COMPANY

PWR NETWORK, LLC

QPS ENGINEERING, LLC

QSI FINANCE I (US), INC.		Quanta LXII Acquisition, Inc.

QSI FINANCE V (US), LLP

QSI, INC.

QUANTA ASSET MANAGEMENT LLC

QUANTA ASSOCIATES, L.P.

QUANTA CAPITAL SOLUTIONS, INC.		TTLP, Inc.

QUANTA DELAWARE, INC.

QUANTA ELECTRIC POWER SERVICES, LLC

QUANTA ENERGY SERVICES, LLC

QUANTA FIELD SERVICES, LLC

QUANTA GOVERNMENT SERVICES, INC.

QUANTA GOVERNMENT SOLUTIONS, INC.

QUANTA HOLDINGS 1 GP, LLC		QDE, LLC

QUANTA INTERNATIONAL SERVICES, INC.		QPC, INC.

Schedule 3.3(b) – Page 8

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
QUANTA LXVII ACQUISITION, INC.

QUANTA LXVIII ACQUISITION, INC.

QUANTA LXIX ACQUISITION, INC.

QUANTA LXX ACQUISITION, INC.

QUANTA LXXI ACQUISITION, INC.

QUANTA LXXII ACQUISITION, INC.

QUANTA LXXIII ACQUISITION, INC.

QUANTA MARINE SERVICES, LLC

QUANTA PIPELINE SERVICES, INC.		Quanta LX Acquisition, Inc.

QUANTA-POTELCO ELECTRICAL UTILITIES, LLC

QUANTA POWER GENERATION, INC.		Quanta Power Generation, Inc.

QUANTA POWER, INC.		Quanta LXI Acquisition, Inc. Western Power Contractors, Inc. Quanta Construction Services, Inc.	Western Power Contractors, Inc. .

QUANTA RECEIVABLES, LP

QUANTA SERVICES CONTRACTING, INC.		Quanta LVII Acquisition, Inc.

QUANTA SERVICES, INC.

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

QUANTA TECHNOLOGY, LLC	Delaware Quanta Technology, LLC

QUANTA UTILITY INSTALLATION COMPANY, INC.

REALTIME ENGINEERS, INC.		InfraSource Engineers, Inc.

Schedule 3.3(b) – Page 9

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
REALTIME UTILITY ENGINEERS, INC.		InfraSource Engineering Company

RMS HOLDINGS, LLC	RMS Welding Systems LLC RMS Welding Systems RMS Welding, LLC

ROAD BORE CORPORATION

SERVICE ELECTRIC COMPANY	Dillard Smith Construction Company (Delaware) P.D.G. Electric Service Electric Company, Inc. Service Electric Company of Delaware	Dillard Smith Construction Company	Service Electric Company (merged into Dillard Smith Construction Company with a concurrent name change to Service Electric Company)

SOUTHWEST TRENCHING COMPANY, INC.

SUMMIT LINE CONSTRUCTION, INC.		Summit Line Construction, LLC

SUMTER UTILITIES, INC.	Sumter Builders Construction Contracting

T. G. MERCER CONSULTING SERVICES, INC.

Schedule 3.3(b) – Page 10

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
THE RYAN COMPANY, INC.

Eastern Communications

Ryan Company Inc. (The)

The Ryan Company of Massachusetts

The Ryan Company Inc. of Massachusetts

The Ryan Company Incorporated of Massachusetts

The Ryan Company Incorporated Electrical Contractors

The Massachusetts Ryan Company, Inc.

Ryan Company, Inc. of Massachusetts

TOM ALLEN CONSTRUCTION COMPANY	TA Construction Allen Construction Company, Tom		Metro Underground Services, Inc. of Illinois (merged into Tom Allen Construction Company)

TOTAL QUALITY MANAGEMENT SERVICES, LLC

Schedule 3.3(b) – Page 11

Debtor	Trade Name(s)	Former Name(s)	Companies Merged Into or Acquired By Such Debtor
UNDERGROUND CONSTRUCTION CO., INC.

Delaware Underground Construction Co.

Maryland Underground Construction Co., Inc.

Underground Construction Co., Inc. (Delaware)

UCC Underground Construction Co., Inc.

UCC – Underground Construction Co.

UTILIMAP CORPORATION	Computapole

UTILITY LINE MANAGEMENT SERVICES, INC.

VCS SUB, INC.	Provco	Environmental Professional Associates, Limited	Coast to Coast, LLC (merged into Environmental Professional Associates, Limited) Computapole, Inc.

WINCO, INC.	Winco Powerline Services, Inc. Winco Powerline Services Winco Helicopters Winco, Inc. an Oregon Based Corporation

Schedule 3.3(b) – Page 12

SCHEDULE 4.3(a)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Fourth Amended and Restated Security Agreement dated as of December 18, 2015 (as the same may be amended, modified, extended or restated from time to time, the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Debtor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

[Debtor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

SCHEDULE 4.3(b)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Fourth Amended and Restated Security Agreement dated as of December 18, 2015 (the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Debtor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

[Debtor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

2

SCHEDULE 4.3(c)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Fourth Amended and Restated Security Agreement dated as of December 18, 2015 (the “Security Agreement”) by and among the Debtors party thereto (each a “Debtor” and collectively, the “Debtors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Debtor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

[Debtor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

3